1112 SA1 07/22

SUPPLEMENT DATED JULY 12, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 1, 2022 OF

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

The Statement of Additional Information (SAI) is amended as follows:

The following is added to the “Goal, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks” section of the SAI:

Investment company securities The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto. With respect to funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permits the Fund’s investments to exceed such limits in funds. For example, Rule 12d1-4, which became effective on January 19, 2021, permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits a fund from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund's ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10% of the value of the total assets of the fund, subject to certain exceptions. These restrictions may limit the Fund's ability to invest in other investment companies to the extent desired. In addition, other unaffiliated investment companies may impose other investment limitations or redemption restrictions which may also limit the Fund's flexibility with respect to making investments in those unaffiliated investment companies. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees. The Fund may also invest its cash balances in affiliated money market funds to the extent permitted by its investment policies and rules and exemptions granted under the 1940 Act.

Exchange-traded funds. The Fund may invest in exchange-traded funds (ETFs). Most ETFs are regulated as registered investment companies under the 1940 Act. Many ETFs acquire and hold securities of all of the companies or other issuers, or a representative sampling of companies or other issuers that are components of a particular index. Such ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component securities. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly. There are also actively managed ETFs that are managed similarly to other investment companies.

ETF shares may be purchased and sold in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. The shares of an ETF may also be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

ETF shares, as opposed to creation units, are generally purchased and sold in a secondary market on a securities exchange. ETF shares can be traded in lots of any size, at any time during the trading day. Although the Fund, like most other investors in ETFs, intends to purchase and sell ETF shares primarily in the secondary trading market, the Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the investment manager believes it is in the Fund’s best interest to do so.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and has similar risks as investing in a closed-end fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Please keep this supplement with your SAI for future reference.